UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2005

CHINA EDUCATION ALLIANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	333-101167 (Commission File Number)

80 Heng Shan Road Kun Lun Shopping Mall Harbin, Peoples’ Republic of China 150090 (Address of Principal Executive Offices) (Zip Code)	56-2012361 (I.R.S. Employer Identification No.)

(86) 451-82335794 (Registrant's Telephone Number, Including Area Code)

ABC REALTY CO. (Former Name or Former Address, if Changed since Last Report)

This Current Report on Form 8-K/A is filed by China Education Alliance, Inc., a North Carolina corporation (the “Registrant”), in connection with the items described below. It amends that certain Current Report on Form 8-K, dated December 14, 2004, and filed by the Registrant with the Commission on December 15, 2004.

Item 9.01 Financial Statements and Exhibits.

On September 15, 2004, ABC Realty Co., a North Carolina corporation and predecessor of the Registrant (“ABC Realty”), executed a Plan of Exchange (the “Agreement”), among ABC Realty, Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si, a corporation organized and existing under the laws of the Peoples’ Republic of China (“Zelda”), and Duane C. Bennett, Chairman of ABC Realty.

On November 17, 2004, pursuant to the Agreement, ABC Realty changed its name to “China Education Alliance, Inc.” and increased its authorized shares of common stock from 50,000,000 to 150,000,000 shares by filing Articles of Amendment with the Secretary of State of North Carolina. In addition, on November 23, 2004, the NASDAQ awarded the new trading symbol of “CEDA” to the Registrant.

The closing under the Agreement occurred on December 13, 2004, and the Registrant issued 55,000,000 shares of common stock in exchange for all of the issued and outstanding shares of capital stock of Zelda owned by the Zelda Shareholders. As a result of these transactions, Zelda became a wholly-owned subsidiary of the Registrant.

The sole purpose of this Form 8-K amendment is to provide the financial statements of Zelda as required by Item 9.01(a) of Form 8-K and the proforma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were excluded from the Current Report on Form 8-K filed on December 15, 2004, in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of that form.

ITEM 9.01(a) - FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following financial statements of Zelda are set forth below: (i) the audited consolidated balance sheets, (ii) the audited statements of operations, (iii) the audited consolidated statements of stockholders’ deficit and (iv) the audited consolidated statements of cash flows, in each case for period from August 9, 2004 (inception) to December 31, 2004, and (v) the consolidated notes to the financial statements for such period.

JIMMY C.H. CHEUNG & CO Certified Public Accountants (A member of Kreston International)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Harbin Zhong He Li Da Jjao Yu Ke Ji You Xian Gong Si
Harbin, People's Republic of China

We have audited the accompanying balance sheet of Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si (a wholly owned subsidiary of China Education Alliance, Inc,) as of December 31,2004, and the related statements of operations, shareholders' equity and cash flows for the period from August 9, 2004 (inception) to December 31, 2004 These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statements provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si (a wholly owned subsidiary of China Education Alliance, Inc.) as of December 31, 2004, and the results of its operations and its cash flows for the period from August 9, 2004 (inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEilNG & CO
Certified Public Accountants

Hong Kong,

Date: March 18, 2005

304 Dominion Centre, 43 Queens Road East, Wanchai, Hong Kong
Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com hk
Website: http://www.jimmycheungco.com

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
BALANCE SHEET
AS OF DECEMBER 31, 2004

The accompanying notes are an integral part of these financial statements

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM AUGUST 9, 2004 (INCEPTION)
TO DECEMBER 31, 2004

REVENUE	$	51,700
COST OF SALES		(17,073)
GROSS PROFIT		34,627
OPERATING EXPENSES		
General and administrative expenses		11,346
Depreciation and amortization		16,699
Total Operating Expenses		28,045
INCOME FROM OPERATIONS		6,582
OTHER INCOME		
Interest income		76
INCOME BEFORE INCOME TAX EXPENSE		6,658
INCOME TAX EXPENSE		(2,197)
NET INCOME	$	4,461

The accompanying notes are an integral part of these financial statements

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
STATEMENT OF SHAREHOLDERS’ EQUITY
FOR THE PERIOD FROM AUGUST 9, 2004 (INCEPTION)
TO DECEMBER 31, 2004

The accompanying notes are an integral part of these financial statements

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
STATEMENTS OF CASH FLOWS
FOR THE PERIOD FROM AUGUST 9, 2004 (INCEPTION)
TO DECEMBER 31, 2004

The accompanying notes are an integral part of these financial statements

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

(A)	Organization

Harbin Zhong He Li Da Jiao Yu Ke Ji You Xian Gong Si (wholly owned subsidiary of China Education Alliance, Inc.) (“the Company”) was registered in the People’s Republic of China (“PRC”) on August 9, 2004 with its principal place of business in Harbin, PRC.

The Company is principally engaged in the on-line education business serving, among other customers, the local middle schools in Harbin, China.

On September 15, 2004, the Company entered into a definitive agreement in which the Company will become a wholly-owned subsidiary of China Education Alliance, Inc. (previously ABC Realty Co.), a company listed in the United States on the Over-The-Counter Bulletin Board, by an exchange of shares between the shareholders of the Company and those of the listed company. The exchange transaction was consummated on December 13, 2004.

(B)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C)	Cash and cash equivalents

For purpose of the statement of cash flows, cash includes demand deposits with a bank with a maturity of less than three months.

(D)	Inventories

Inventories are stated at lower of cost or market value, cost being determined on a first in first out method. The Company provided inventory allowances based on excess and obsolete inventories determined principally by customer demand. The Company’s inventory consists of purchased debit cards held for sale to distributors.

(E)	Property and equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual value over the assets’ estimated useful lives. The estimated useful lives are as follows:

Buildings                                                         20 Years
Communication equipment                          10 Years
Motor vehicles                                               5 Years
Furniture, fixtures and equipment               5 Years

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(F)	Long-lived assets

In accordance with Statement of Financial Accounting Standards No. 121 and 142, “Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, the recoverability test is performed using undiscounted net cash flows related to the long- lived assets. The Company reviews long-lived assets to determine that carrying values are not impaired.

(G)	Revenue recognition

The Company recognizes revenue from the sale of debit cards for use to obtain educational materials posted on the Company’s website at the time of delivery, when title to the products transfers and the customer bears the risk of loss.

 The debit cards are sold to distributors who sell the predetermined debit cards to individuals. The Company recognizes revenue on the debit cards at the time of sale to the distributors as the Company has no record of when and the extent the debit cards purchased were used for the customers. Unused debit cards have no cash value after their purchase and the Company does not refund purchases by distributors.

(H)	Income taxes

PRC income tax is computed according to the relevant laws and regulations in the PRC. The Company’s applicable tax rate has been 33% and income tax expense for the period was $2,197.

(I)	Fair value of financial instruments

The respective carrying value of certain on-balance sheet financial instruments approximates their fair values. These financial instruments include cash, accounts payable and accrued liabilities, indebtedness to related parties and notes payable. Fair values were assumed to approximate cost or carrying values as most of the debt was incurred recently and the assets were acquired within one year. Management is of the opinion that the Company is not exposed to significant interest, credit or currency risks arising from these financial instruments.

(J)	Foreign currency translation

The functional currency of the Company is the Chinese Renminbi (“RMB”). Translations denominated in currencies other than the RMB are translated into United States dollars using period end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital translation occurred. Net gains and losses resulting from foreign exchange translations are included in the statement of operations and stockholders’ equity as other comprehensive income (loss). Cumulative translation adjustment amounts were insignificant at and for the period ended December 31, 2004.

(K)	Segments

The Company operates in only one segment, thereafter segment disclosure is not presented.

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004

1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

(L)	Recent Accounting Pronouncements

Statement of Financial Accounting Standards (“SFAS”) No. 151, “Inventory Costs - an amendment of ARB No. 43, Chapter 4”” SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67,” SFAS No. 153, “Exchanges of Non-monetary Assets - an amendment of APB Opinion No. 29,” and SFAS No. 123 (revised 2004), “Share-Based Payment,” were recently issued. SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company and have no effect on the financial statements.

2.	INVENTORIES

Inventories at December 31, 2004 consisted of the following:

For the period ended December 31, 2004, no provision for obsolete inventories was recorded by the Company.

3.	PROPERTY AND EQUIPMENT

    The following is a summary of property and equipment at December 31, 2004:

    Depreciation expenses for the period ended December 31, 2004 were $32,519.

HARBIN ZHONG HE LI DA JIAO YU KE JI
YOU XIAN GONG SI
(A WHOLLY OWNED SUBSIDIARY OF CHINA EDUCATION
ALLIANCE, INC.)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2004

4.	SHAREHOLDERS’ EQUITY

(A)  Registered capital

In accordance with the Articles of Association of the Company, the registered capital of the Company is $ 60,386  (Renminbi 500,000) and the amount was fully paid in cash by stockholders on August 7, 2004.

(B)	Appropriated retained earnings

The Company is required to make appropriations to reserves funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

During 2004, the Company appropriated $669 to the reserves funds based on its net income under PRC GAAP.

5.	RELATED PARTY TRANSACTIONS

During 2004, property and equipment of $2,405,498 was contributed by a stockholder as additional paid in capital. The property and equipment was recorded at a stockholder’s historical costs.

6.	CONCENTRATIONS AND RISKS

During 2004, 100% of the Company’s assets were located in China and 100% of the Company’s revenues were derived from customers located in China.

During 2004, the Company purchased 100% of its inventory from only one supplier.

ITEM 9.01(b) - PROFORMA FINANCIAL INFORMATION

The following proforma financial statements, of China Education Alliance, Inc. and Zelda are set forth below: Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of China Education Alliance, Inc. and Zelda as of December 31, 2004, Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the twelve months ended December 31, 2004, and Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2003.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (unaudited) condensed pro forma balance sheet reflects the financial position of China Education Alliance, Inc. as of December 31, 2004 as if the merger with Zelda had been completed as of that date, and the consolidated (unaudited) condensed pro forma statements of income for China Education Alliance, Inc. for the year ended December 31, 2004 and for the twelve months ended December 31, 2003, as if the merger had been completed as of that date. The merger was actually consummated on December 13, 2004.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with China Education Alliance, Inc.’s financial statements and related notes thereto contained in China Education Alliance, Inc.’s SEC quarterly and annual filings (including its Definitive Information Statement on Schedule 14C filed with the Commission in connection with the Merger) and Zelda’s financial statements and related notes thereto contained elsewhere in this Form 8-K.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

CHINA EDUCATION ALLIANCE, INC. AND HARBIN ZHONG HE LI DA JIAO YU KE JI YOU XIAN GONG SI
Consolidated (Unaudited) Condensed Balance Sheet
As of December 31, 2004

ASSETS	China	Harbin	(Unaudited)		(Unaudited)
	Education	Zhong	Adjustments		Total
CURRENT ASSETS
Cash and Cash Equivalents	$-	$89,741	$-		$89,741
Inventories, net	-	11,165	-		11,165
Due From Shareholder	100,000	-	-		100,000
TOTAL CURRENT ASSETS	100,000	100,906	-		200,906

PROPERTY AND EQUIPMENT
Property and Equipment	-	2,407,599	-		2,407,599
Accumulated Depreciation	-	(32,519)	-		(32,519)
Net Property and Equipment	-	2,375,080	-		2,375,080

OTHER ASSETS
Investment in Zhong	60,386	-	(60,386	)A	-
Net Other Assets	60,386	-	(60,386)		-

TOTAL ASSETS	$160,386	$2,475,986	$(60,386)		$2,575,986

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts Payable and Accrued Expenses	$-	$3,097	-		$3,097
Income Taxes Payable	-	2,197	-		2,197
Current Portion of Note Payable	100,000	-	-		100,000
Other Taxes Payable	-	347	-		347
TOTAL CURRENT LIABILITIES	100,000	5,641	-		105,641

STOCKHOLDERS' EQUITY
Registered Capital	$-	60,386	(60,386	)A	$-
Common Stock ($.001 par value, 50,000,000 shares authorized:
57,915,000 shares issued and outstanding)	57,915	-	-		57,915
Additional Paid-in-Capital	2,471	2,405,498	4,461	A	2,412,430
Retained Earnings	-	4,461	(4,461	)A	-
TOTAL STOCKHOLDERS' EQUITY	60,386	2,470,345	(60,386)		2,470,345

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$160,386	$2,475,986	$(60,386)		$2,575,986

See accompanying notes to (unaudited) pro forma financial statements.

Note: $2,405,498 in paid in capital of Harbin Zhong occurred later in 2004 after the reorganization. This represents fixed assets contributed by Zhong's majority stockholder. Thus, the asset and related equity are consolidated and included herein.

CHINA EDUCATION ALLIANCE, INC. AND HARBIN ZHONG HE LI DA JIAO YU KE JI YOU XIAN GONG SI
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2004

	China	Harbin	(Unaudited)	(Unaudited)
	Education	Zhong	Adjustments	Total
SALES AND COST OF SALES:
Sales	$542	$51,700	$-	$52,242
Cost of Sales	-	17,073	-	17,073
Gross Profit	542	34,627	-	35,169

OPERATING EXPENSES:
Selling, general and administrative	56,596	28,045	-	84,641
	56,596	28,045	-	84,641

OPERATING LOSS	(56,054)	6,582	-	(49,472)

OTHER INCOME:
Interest Income	-	76	-	76

Income Taxes	-	(2,197)	-	-

NET INCOME (LOSS)	$(56,054)	$4,461	$-	$(49,396)

See accompanying notes to (unaudited) pro forma financial statements.

CHINA EDUCATION ALLIANCE, INC. AND HARBIN ZHONG HE LI DA JIAO YU KE JI YOU XIAN GONG SI
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2003

	China	Harbin	(Unaudited)	(Unaudited)
	Education	Zhong	Adjustments	Total
SALES AND COST OF SALES:
Sales	$2,342	$-	$-	$2,342
Cost of Sales	-	-	-	-
Gross Profit	2,342	-	-	2,342

OPERATING EXPENSES:
Selling, general and administrative	64,933	-	-	64,933
	64,933	-	-	64,933

OPERATING LOSS	(62,591)	-	-	(62,591)

OTHER INCOME:
Interest Income	-	-	-	-

Income Taxes	-	-	-	-

NET INCOME (LOSS)	$(62,591)	$-	$-	$(62,591)

See accompanying notes to (unaudited) pro forma financial statements.

CHINA EDUCATION ALLIANCE, INC. AND HARBIN ZHONG HE LI DA JIAO YU KE JI YOU XIAN GONG SI
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
31-Dec-04

A = On September 15, 2004, ABC Realty, Inc. executed a Plan of Exchange among ABC Realty, Harbin Zhong He Li Da Jiao Yu Ke You Xian Gong Si, and Duane Bennett. Zelda became a wholly owned subsidiary of ABC Realty, Inc. and ABC then changed its name to China Education Alliance, Inc. The transaction is properly accounted for as a reverse purchase acquisition/merger wherein Zelda is the accounting acquirer and ABC Realty, Inc. is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and entire equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer. The investment in subsidiary is eleminated against the equity in the subsidiary prior to the majority stockholder of Zelda contributing $2.4 million in fixed assets into Zelda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION ALLIANCE, INC.

Date: April 15, 2005	By:	/s/ Xigun Yu
Name: Xigun Yu
Title: Chairman

EXHIBIT INDEX

Exhibit Number	Description

99.1	Plan of Exchange, dated September 15, 2004 (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on December 15, 2004).